Exhibit 10.1.77
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     GUARANTOR JOINDER (this “Joinder”) dated as of March 20, 2012 to the Second Amended and Restated Credit Agreement dated as of August 9, 2011 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among REYNOLDS GROUP HOLDINGS INC., a Delaware corporation, REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC (f/k/a Reynolds Consumer Products Holdings Inc.), a Delaware limited liability company, PACTIV LLC (f/k/a Pactiv Corporation), a Delaware limited liability company, CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a Delaware corporation, SIG EURO HOLDING AG & CO KGAA, a German partnership limited by shares, SIG AUSTRIA HOLDING GMBH, an Austrian limited liability company (Gesellschaft mit beschränkter Haftung), CLOSURE SYSTEMS INTERNATIONAL BV, a private company with limited liability (besloten vennootschapm met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, REYNOLDS GROUP HOLDINGS LIMITED, a New Zealand limited liability company, the Guarantors, the Lenders and CREDIT SUISSE AG, as administrative agent.
     A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Amended and Restated Credit Agreement.

     B. The Guarantors have entered into the Second Amended and Restated Credit Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.12 of the Second Amended and Restated Credit Agreement provides that additional Subsidiaries may become Guarantors under the Second Amended and Restated Credit Agreement by execution and delivery of an instrument in the form of this Joinder. The undersigned Subsidiaries (each, a “New Guarantor” and collectively, the “New Guarantors”) are executing this Joinder in accordance with the requirements of the Second Amended and Restated Credit Agreement to become Guarantors under the Second Amended and Restated Credit Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
     Accordingly, the Administrative Agent and the New Guarantors agree as follows:
     SECTION 1. In accordance with Section 5.12 of the Second Amended and Restated Credit Agreement, the New Guarantors by their signature below become Guarantors under the Second Amended and Restated Credit Agreement with the same force and effect as if originally named therein as Guarantors and the New Guarantors hereby (i) agree to all the terms and provisions of the Second Amended and Restated Credit Agreement applicable to them as Guarantors thereunder and (ii) represent and warrant that the representations and warranties made by them as Guarantors thereunder are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Each reference to a “Guarantor” in the Second Amended and Restated Credit Agreement shall be deemed to include each New Guarantor. The Second Amended and Restated Credit Agreement is hereby incorporated herein by reference.
     SECTION 2. Each New Guarantor hereby agrees to (i) be bound by and become a party to the First Lien Intercreditor Agreement, as amended, supplemented or otherwise modified from time to time, as if originally named a Guarantor therein and (ii) execute and deliver accession deeds to the Existing Intercreditor Agreement in form and substance reasonably satisfactory to the Security Trustee (as defined in the Existing Intercreditor Agreement) thereunder.
     SECTION 3. Each New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Joinder has been duly authorized, executed and delivered by such New Guarantor and constitutes such New Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with its terms.
     SECTION 4. Each New Guarantor is duly organized under the law of the jurisdiction listed opposite its legal name on Schedule I to this Joinder.

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     SECTION 5. Each New Guarantor confirms that no Default has occurred or would occur as a result of such New Guarantor becoming a Guarantor under the Second Amended and Restated Credit Agreement.
     SECTION 6. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Administrative Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of the New Guarantors and the Administrative Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic transmission (e.g. “pdf”) shall be as effective as delivery of a manually signed counterpart of this Joinder.
     SECTION 7. Except as expressly supplemented hereby, the Second Amended and Restated Credit Agreement shall remain in full force and effect.
     SECTION 8. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 9. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Second Amended and Restated Credit Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 10. All communications and notices hereunder shall (except as otherwise expressly permitted by the Second Amended and Restated Credit Agreement) be in writing and given as provided in Section 9.01 of the Second Amended and Restated Credit Agreement. All communications and notices hereunder to the New Guarantors shall be given to the New Guarantors in care of Holdings as provided in Section 9.01 of the Second Amended and Restated Credit Agreement.
     SECTION 11. Each New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the fees, other charges and disbursements of counsel for the Administrative Agent.

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     IN WITNESS WHEREOF, the New Guarantors and the Administrative Agent have duly executed this Guarantor Joinder as of the day and year first above written.

GRAHAM PACKAGING PX COMPANY

By	GRAHAM PACKAGING PX, LLC, its general partner

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PX, LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GPACSUB LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC CAPITAL CORP. I

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary
Guarantor Joinder

GPC CAPITAL CORP. II

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC OPCO GP LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC SUB GP LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING ACQUISITION CORP.
By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING COMPANY, L.P.

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary
Guarantor Joinder

GRAHAM PACKAGING GP
ACQUISITION LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING LC, L.P.

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING LP
ACQUISITION LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PET
TECHNOLOGIES INC.

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary
Guarantor Joinder

GRAHAM PACKAGING PLASTIC
PRODUCTS INC.

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PX HOLDING
CORPORATION

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING REGIOPLAST
STS INC.

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING MINSTER LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary
Guarantor Joinder

GRAHAM PACKAGING HOLDINGS
COMPANY

By	BCP/GRAHAM HOLDINGS L.L.C., its general partner

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM RECYCLING COMPANY, L.P.

By	GPC SUB GP LLC, its general partner

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING WEST
JORDAN, LLC

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

BEVERAGE PACKAGING HOLDINGS
(LUXEMBOURG) IV S.À R.L.

By	/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory
Guarantor Joinder

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as Administrative
Agent

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate
Guarantor Joinder

SCHEDULE I
Subsidiary Jurisdictions

Entity Name		Jurisdiction

United States
1.	Graham Packaging PX Company (formerly Plaxicon Company)	California

2.	Graham Packaging PX, LLC (formerly Plaxicon, LLC)	California

3.	GPACSUB LLC	Delaware

4.	GPC Capital Corp. I	Delaware

5.	GPC Capital Corp. II	Delaware

6.	GPC Opco GP LLC	Delaware

7.	GPC Sub GP LLC	Delaware

8.	Graham Packaging Acquisition Corp.	Delaware

9.	Graham Packaging Company, L.P.	Delaware

10.	Graham Packaging GP Acquisition LLC	Delaware

11.	Graham Packaging LC, L.P. (Formerly Liquid Container, L.P.)	Delaware

12.	Graham Packaging LP Acquisition LLC	Delaware

13.	Graham Packaging PET Technologies Inc.	Delaware

14.	Graham Packaging Plastic Products Inc.	Delaware

15.	Graham Packaging PX Holding Corporation (formerly Plaxicon Holding Corporation)	Delaware

16.	Graham Packaging Regioplast STS Inc.	Delaware

SCHEDULE I

	Entity Name	Jurisdiction

17.	Graham Packaging Minster LLC	Ohio

18.	Graham Packaging Holdings Company	Pennsylvania

19.	Graham Recycling Company, L.P.	Pennsylvania

20.	Graham Packaging West Jordan, LLC	Utah

Non-United States

21.	Beverage Packaging Holdings (Luxembourg) IV S.à r.l.	Luxembourg